EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Global Resource Corporation (the "Company") hereby certifies to my knowledge that the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 2006 (the "Report"), as filed with the Securities and Exchange Commission the on date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.


Date: November 20, 2006                       Name:   /s/ Jeffrey J. Andrews
                                                   -----------------------------
                                                      Jeffrey J. Andrews
                                              Title:  Chief Financial Officer